UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3133 West Frye Road, # 215
Chandler, Arizona 85226
(Address of principal executive offices) (Zip Code)

(877) 282-7660
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2023, Mobivity Holdings Corp. (the “Company”) completed a warrant exercise inducement and warrant offering (the “Offer to Amend and Exercise”), providing the holders of certain warrants (the “Old Warrants”), including Thomas B. Akin, a director of the Company, with an opportunity to exercise their Old Warrants at a reduced exercise price of $1.00 per share and to receive a new warrant (“New Warrant”) to purchase one share of our common stock, $0.001 par value (“Common Stock”) for every two shares of our Common Stock that the holder purchases upon the exercise of an Old Warrant (at the reduced $1.00 per share exercise price). Under the Offer to Amend and Exercise, holders of the Old Warrants exercised Old Warrants and received 3,587,487 shares of Common Stock and were issued New Warrants to purchase 1,525,620 shares of Common Stock. The New Warrants are exercisable for a period of three years from the date of issuance at an initial exercise price of $2.00 per share. The exercise price of the New Warrants and the number of the shares issuable upon exercise of the New Warrants are subject to customary adjustments prior to exercise upon the occurrence of certain events affecting all outstanding shares of Common Stock.

The shares of Common Stock issued upon exercise of the Old Warrants (the “Shares”) and the New Warrants are to be issued in reliance on an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) to a limited number of persons who are “accredited investors,” as defined in Rule 501 of Regulation D of the SEC, without the use of any general solicitations or advertising to market or otherwise offer the securities for sale. None of the Shares, New Warrants or shares of Common Stock issued upon exercise of the New Warrants have been registered under the Securities Act or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act, or an exemption from such registration requirements. Neither this current report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Shares, the New Warrants or any other securities of the Company.

The foregoing descriptions of the Offer to Amend and Exercise and New Warrants are qualified by reference to the full text of the form of Exercise Notice and form of New Warrant, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure regarding the issuance of the Shares and New Warrants in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Exercise Notice
10.2	Form of New Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

Date: March 16, 2023	By:	/s/ Dennis Becker
Dennis Becker
Chairman and Chief Executive Officer